UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

SCHEDULE 14A

______________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DUNE ACQUISITION CORPORATION II
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF DUNE ACQUISITION CORPORATION II
12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181

Dear Dune Acquisition Corporation II Shareholder:

You are cordially invited to attend an extraordinary general meeting of Dune Acquisition Corporation II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on April 21, 2026, at 11:00 a.m., New York Time (the “Extraordinary General Meeting”), at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, NY 10022 and virtually via live webcast at https://www.cstproxy.com/duneacqii/2026. You can also listen to, but not attend, the Extraordinary General Meeting via teleconference* using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: +1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 6904241#

____________

*        Shareholders participating via the listen-only method will not be considered present for the Extraordinary General Meeting and will not be counted towards quorum.

The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals set forth herein.

The attached Notice of the Extraordinary General Meeting and proxy statement/information statement (“proxy statement”) describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” and an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change of name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”); and

•        Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposal or if the Company’s board of directors (the “Board”) determines that additional time is necessary to effectuate the Name Change (the “Adjournment Proposal”).

Each of the Name Change Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL, AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Name Change Proposal is to enable the Company to change its name from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2026, on January 30, 2026, Collective Acquisition Sponsor LLC, a Delaware limited liability company (the “New Sponsor”), the Company, Dune Acquisition Holdings II LLC, a Delaware limited liability company (the “Old Sponsor”), Carter Glatt, as the managing member of the Old Sponsor (the “Sponsor Member”), certain members of the Sponsor Member named as signatories thereto and certain other institutional investors signatories thereto entered into a Purchase and Sponsor Handover Agreement pursuant to which

New Sponsor has agreed to purchase from the Old Sponsor, an aggregate of (i) 4,475,000 Class B ordinary shares, $0.0001 par value per share and (ii) 1,000,000 private placement warrants of the Company, for an aggregate purchase price of $2,000,000 paid in cash at closing (the “Transaction”). The Transaction resulted in a change in ownership and control of the Company.

The Company proposes to effect the Name Change in connection with the Transaction.

The purpose of the Adjournment Proposal is to allow the chairman to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Name Change Proposal or if we otherwise determine that additional time is necessary to effectuate any Name Change.

You are not being asked to vote on the any initial business combination (the “Initial Business Combination”) at this time. You will retain the right to vote on the Initial Business Combination when it is submitted to the Public Shareholders (as defined below) (provided that you are a shareholder on March 12, 2026 (the “Record Date”) for a meeting to consider such proposed Initial Business Combination) and the right to redeem your Class A Shares (as defined below) initially issued as part of the units in the Company’s IPO (the “Public Shares” and the holders of Public Shares, the “Public Shareholders”) for a pro rata portion of the trust account in the event the Initial Business Combination (or any other initial business combination) is approved and consummated or in the event the Company has not consummated the Initial Business Combination or another initial business combination by the liquidation date of the Company.

The approval of the Name Change Proposal requires a special resolution under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

The Board has fixed March 12, 2026, the Record Date, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Name Change Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Name Change Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

By Order of the Board of Directors of Dune Acquisition Corporation II

/s/ Carter Glatt
Chairman of the Board March 27, 2026

Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, please provide your instructions to vote your shares as soon as possible, and no later than 11:59 p.m., New York Time, on April 20, 2026, by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Name Change Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Name Change Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on April 21, 2026:    The notice of meeting and the accompanying proxy statement are available at www.sec.gov and at https://www.cstproxy.com/duneacqii/2026.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF DUNE ACQUISITION CORPORATION II
TO BE HELD ON APRIL 21, 2026

To the Shareholders of Dune Acquisition Corporation II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of Dune Acquisition Corporation II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on April 21, 2026, at 11:00 a.m., New York Time, at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, NY 10022 and virtually via live webcast at https://www.cstproxy.com/duneacqii/2026. You can also listen to, but not attend, the Extraordinary General Meeting via teleconference* using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: 1 857-999-9155 (standard rates apply)
Conference ID: 6904241#

____________

*        Shareholders participating via the listen-only method will not be considered present for the Extraordinary General Meeting and will not be counted towards quorum.

The Extraordinary General Meeting may be held at such other time, or on such other date and at such other place to which the meeting may be postponed or adjourned. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless the Company determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement/information statement (“proxy statement”)), more fully described below in the accompanying proxy statement, which is dated March 27, 2026 and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (as may be amended from time to time) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change the name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”).

The text of the special resolutions are as follows:

“RESOLVED, as a special resolution, that:

(a)     subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Dune Acquisition Corporation II to Collective Acquisition Corp. with immediate effect (the “Name Change”); and

(b)    immediately following the Name Change, the Company adopt the Amended and Restated Memorandum and Articles of Association (the “Articles”) in the form set forth in Annex A hereto in substitution for and to the exclusion of, the Company’s existing amended and restated memorandum and articles of association, to reflect the Name Change.”

•        Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposal or if the Company’s Board of Directors (the “Board”) determines that additional time is necessary to effectuate the Name Change. This proposal is referred to as the “Adjournment Proposal”.

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the Name Change Proposal or the Board determines that additional time is necessary to effectuate the Name Change be confirmed, adopted, approved and ratified in all respects.”

The purpose of the Name Change Proposal is to enable the Company to change its name from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2026, on January 30, 2026, Collective Acquisition Sponsor LLC, a Delaware limited liability company (the “New Sponsor”), the Company, Dune Acquisition Holdings II LLC, a Delaware limited liability company ( the “Old Sponsor”), Carter Glatt, as the managing member of the Old Sponsor (the “Sponsor Member”), certain members of the Sponsor Member named as signatories thereto and certain other institutional investors signatories thereto entered into a Purchase and Sponsor Handover Agreement pursuant to which New Sponsor has agreed to purchase from the Old Sponsor, an aggregate of (i) 4,475,000 Class B ordinary shares, $0.0001 par value per share and (ii) 1,000,000 private placement warrants of the Company, for an aggregate purchase price of $2,000,000 paid in cash at closing (the “Transaction”). The Transaction resulted in a change in ownership and control of the Company.

The Company proposes to effect the Name Change in connection with the Transaction.

The purpose of the Adjournment Proposal is to allow the chairman to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Name Change Proposal or if we otherwise determine that additional time is necessary to effectuate the Name Change.

You are not being asked to vote on any initial business combination (the “Initial Business Combination”) at this time. You will retain the right to vote on the Initial Business Combination when it is submitted to the public shareholders (the “Public Shareholders”) (provided that you are a shareholder on March 12, 2026 (the “Record Date”) for a meeting to consider such proposed Initial Business Combination) and the right to redeem your public shares (“Public Shares”) for a pro rata portion of the trust account in the event the Initial Business Combination is approved and completed or in the event the Company has not consummated the Initial Business Combination by the liquidation date of the Company.

The approval of the Name Change Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Record holders of Ordinary Shares on March 12, 2026, the Record Date, are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were (i) 14,482,813 issued and outstanding Class A Shares, and (ii) 5,750,000 Class B Shares issued and outstanding.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals to be considered. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

This proxy statement is dated March 27, 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Dune Acquisition Corporation II.

/s/ Carter Glatt
Chairman of the Board March 27, 2026

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement/information statement (“proxy statement”) that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. When used in this proxy statement, words such as “anticipates” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “will,” or the negative version of these words or other comparable words or phrases may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). While forward-looking statements reflect the Company’s good faith beliefs as of the date of this proxy statement, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in the section of this proxy statement entitled “Risk Factors” below, under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2026, in the Prospectus filed with the SEC on May 8, 2025 (File No. 333-285639) related to the IPO (the “IPO Prospectus”), in this proxy statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

ii

DUNE ACQUISITION CORPORATION II

12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181

INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF
THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER
NOTICE OF CHANGE IN THE COMPOSITION
OF THE BOARD OF DIRECTORS

This information statement is being furnished to holders of record of Dune Acquisition Corporation II, which we refer to as “we”, “us”, “our” or the “Company”, at the close of business on March 12, 2026 in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act.

As of March 12, 2026, the Company had issued and outstanding 20,232,813 ordinary shares, consisting of 14,482,813 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and 5,750,000 Class B ordinary shares, $0.0001 par value per share (“Class B Shares,” and together with the Class A Shares the “Ordinary Shares”). These are the Company’s only voting securities that would be entitled to vote for directors at a meeting if one were to be held. Each ordinary share is entitled to one vote.

No vote or other action by the Company’s shareholders is required in response to this information statement. Proxies are not being solicited in respect of the change of directors set forth in this information statement.

On January 30, 2026, Collective Acquisition Sponsor LLC, a Delaware limited liability company (the “New Sponsor”), the Company, Dune Acquisition Holdings II LLC, a Delaware limited liability company (the “Old Sponsor”), Carter Glatt, as the managing member of the Old Sponsor (the “Sponsor Member”), certain members of the Sponsor Member named as signatories thereto (the “Non-Managing Members”) and certain other institutional investors signatories thereto (the “Non-Managing Investors”, together with the Non-Managing Members and the Sponsor Member, the “Old Sponsor Members”) entered into a Purchase and Sponsor Handover Agreement (the “Purchase Agreement”) pursuant to which New Sponsor has agreed to purchase from the Old Sponsor, an aggregate of (i) 4,475,000 Class B Shares and (ii) 1,000,000 private placement warrants of the Company (the “Transferred Interests”), for an aggregate purchase price of $2,000,000 paid in cash at closing (the “Transaction”). The New Sponsor and Old Sponsor are collectively referred to herein as “Sponsor Parties”.

In connection with the Transaction, pursuant to the Purchase Agreement, Carter Glatt (Chief Executive Officer) and Michael Castaldy (Chief Financial Officer) resigned from their respective positions as officers of the Company, and the existing members of the board of directors, Carter Glatt, Michael Castaldy, Ben Coates, Jeron Smith and Cecil White agreed to resign as directors of the Company effective as of the 10th day following the mailing by the Company of this proxy statement/information statement to the shareholders of the Company advising them of the Transaction and the other transactions contemplated by the Purchase Agreement, including the change in control of a majority of the board of directors, pursuant to Section 14(f) of the Exchange Act, and Rule 14(f) thereunder (the “Schedule 14F Change in Control Date”). Elliot Richmond was appointed as Chief Executive Officer and Chief Financial Officer of the Company effective as of the closing of the Transaction, and will serve as Chairman of the Board (as defined below) effective as of the Schedule 14F Change in Control Date, and David Bailin and Jeremy Sziklay will serve as independent directors effective as of the Schedule 14F Change in Control Date (the “New Management”). Accordingly, the purpose of the Name Change Proposal (as defined below) is to better reflect Company’s New Management. Please read this proxy statement/information statement carefully. It contains certain biographical and other information concerning the New Management to be in place following the Schedule 14F Change in Control Date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting (the “Extraordinary General Meeting”) to be held on April 21, 2026 or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a special purpose acquisition company formed under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (the “Business Combination”). On May 8, 2025, the Company consummated the initial public offering (the “IPO”) of 12,500,000 units (“Units”), at $10.00 per Unit, generating gross proceeds of $125,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 2,000,000 private placement warrants (each, a “Private Placement Warrant”) at a price of $1.00 per Private Placement Warrant in a private placement to the Old Sponsor, generating gross proceeds of $2,000,000. Each Unit consists of one Class A Share (“Public Share”) and three-quarters of one redeemable warrant (“Public Warrant”). Each whole warrant entitles the holder to purchase one Class A Share at a price of $11.50 per share. Following the closing of the IPO, a total of $144,109,375 from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Private Placement Warrants was placed in the trust account (the “Trust Account”).

On January 30, 2026, New Sponsor, the Company, Old Sponsor, and Old Sponsor Members entered into the Purchase Agreement pursuant to which New Sponsor agreed to purchase Transferred Interests from Old Sponsor for an aggregate purchase price of $2,000,000. The Transaction resulted in a change in ownership and control of the Company, which has prompted the Company to propose a name change from Dune Acquisition Corporation II to Collective Acquisition Corp. (the “Name Change”) to better reflect Company’s New Management and to provide shareholders with additional information regarding the Company’s new directors and officers.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on April 21, 2026, at 11:00 a.m., New York Time, at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, NY 10022 and virtually via live webcast at https://www.cstproxy.com/duneacqii/2026 or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     The Company’s shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change of name of the Company (the “Name Change Proposal”); and

•        Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the Name Change Proposal or if the Board determines that additional time is necessary to effectuate the Name Change (the “Adjournment Proposal”).

You are not being asked to vote on the initial business combination (the “Initial Business Combination”) at this time. You will retain the right to vote on the Initial Business Combination when it is submitted to the Public Shareholders (provided that you are a shareholder on the Record Date for a meeting to consider such proposed initial business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Initial Business Combination is approved and completed or in the event the Company has not consummated the Initial Business Combination by the liquidation date of the Company.

Q.     Are the proposals conditioned on one another?

A.     No. None of the proposals is conditioned on the approval of any other proposal.

Q.     Why is the Company proposing the Name Change Proposal, and how does the Board recommend that I vote on the Name Change Proposal?

A.     Under the Name Change Proposal, the Company is asking its shareholders to approve the change of the Company’s name. On January 30, 2026, New Sponsor, the Company, Old Sponsor, and the Old Sponsor Members entered into the Purchase Agreement pursuant to which New Sponsor has agreed to purchase from the Old Sponsor, the Transferred Interests, for an aggregate purchase price of $2,000,000. Accordingly, the Company is proposing to change its name now to “Collective Acquisition Corp.” in connection with these changes.

The Board unanimously recommends that you vote “FOR” the Name Change Proposal.

Q.     Why is the Company proposing the Adjournment Proposal, and why does the Board recommend that I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal.

If presented, the Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

Q.     What is the Purchase Agreement and what effect does it have on the management of the Company?

A.     On January 30, 2026, New Sponsor, the Company, Old Sponsor, and the Old Sponsor Members entered into the Purchase Agreement pursuant to which New Sponsor has agreed to purchase from the Old Sponsor, the Transferred Interests, for an aggregate purchase price of $2,000,000.

In connection with the Transaction, pursuant to the Purchase Agreement, Carter Glatt (Chief Executive Officer) and Michael Castaldy (Chief Financial Officer) resigned from their respective positions as officers of the Company, and the existing members of the board of directors, Carter Glatt, Michael Castaldy, Ben Coates, Jeron Smith and Cecil White agreed to resign as directors of the Company effective as of the Schedule 14F Change in Control Date. Elliot Richmond was appointed as Chief Executive Officer and Chief Financial Officer of the Company effective as of the closing of the Transaction, and will serve as Chairman of Board effective as of the Schedule 14F Change in Control Date, and David Bailin and Jeremy Sziklay will serve as independent directors effective as of the Schedule 14F Change in Control Date. Accordingly, the purpose of the Name Change Proposal is to better reflect Company’s New Management. Please read this proxy statement carefully. It contains certain biographical and other information concerning the New Management to be in place following the Schedule 14F Change in Control Date.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Name Change Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, at the Extraordinary General Meeting of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy at the Extraordinary General Meeting shall constitute a quorum for the vote on the Name Change Proposal and the Adjournment Proposal.

Q.     How will the Sponsor Parties vote?

A.     The Sponsor Parties have advised the Company that it intends to vote any Ordinary Shares over which it has voting control, in favor of the Name Change Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor Parties are not entitled to redeem any Ordinary Shares in connection with the Name Change Proposal. On the Record Date, the Sponsor Parties beneficially owned and were entitled to vote an aggregate of 5,750,000 Class B Shares, representing 28.4% the Company’s issued and outstanding Ordinary Shares as of the Record Date.

Q.     What if I do not want to vote “FOR” the Name Change Proposal or the Adjournment Proposal?

A.     If you do not want the Name Change Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, or if you do not provide instructions to vote to your broker, bank or nominee your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Name Change Proposal or the Adjournment Proposal.

If you vote to “ABSTAIN” such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Name Change Proposal or Adjournment Proposal.

If the Name Change Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if any of the Name Change Proposal is not approved?

A.     If there are insufficient votes to approve the Name Change Proposal, the proposed amendment to the Articles would not be made.

Q.     If the Name Change Proposal is approved, what happens next?

A.     If the Name Change Proposal is approved, the Name Change becomes effective and the Company must file the Articles in substantially the forms that appear in Annex A hereto with the Cayman Islands Registrar of Companies and will continue to attempt to consummate the Initial Business Combination, until the liquidation date of the Company.

Q.     Am I still able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

A.     Yes. Assuming you are a holder of Public Shares on the Record Date established in connection with the shareholder approval of the Initial Business Combination, you will be able to vote on such Initial Business Combination. You will retain your right to redeem your Public Shares in connection with the consummation of such Initial Business Combination, subject to any limitations set forth in the Articles (including the requirement to submit any request for redemption in connection with a proposed Initial Business Combination on or before the date that is two business days before the initial scheduled date of the extraordinary general meeting of the Company’s shareholders to vote on the proposed business combination).

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot give instruction to vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot give instruction to vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can give instruction to vote your shares only if you provide instructions on how to vote. You should instruct your broker to give instruction to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Name Change Proposal or the Adjournment Proposal, assuming a valid quorum is otherwise established.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles. The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter. Proxies that are returned to us but marked by brokers as “not voted” (so called “broker non-votes”) will not be counted for purposes of determining the existence of a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Ordinary Shares on March 12, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals in person or via live webcast at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided that proxy cards or voting instructions submitted by mail must be received no later than 11:59 p.m., New York Time, on April 20, 2026 to be voted at the Extraordinary General Meeting.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to give instruction to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on April 20, 2026.

Voting at the Extraordinary General Meeting.    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals in person (including virtually). You can pre-register to attend the Extraordinary General Meeting in person (including virtually) starting April 16, 2026 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/duneacqii/2026, enter your control number, name and email address. Once you pre-register you can submit your proxies or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        submitting another properly completed proxy by mail, telephone, or online (or voting instruction card if you hold your shares in street name) with a later date (provided it is received no later than 11:59 p.m., New York Time, on April 20, 2026); or

•        attending and voting (including virtually) during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to us, which must be received by us on or before the Extraordinary General Meeting. Simply attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     Does the Board recommend voting “FOR” the approval of the Name Change Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Name Change Proposal and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” the Name Change Proposal and, if necessary, the Adjournment Proposal.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the proposals presented in this proxy statement?

A.     Neither Cayman Islands law nor our Articles provides for dissenters’ rights for dissenting shareholders in connection with the Name Change Proposal to be voted upon at the Extraordinary General Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the Extraordinary General Meeting.

Q.     What do I need to do now?

A.     You should read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Name Change Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares. Proxy cards or voting instructions submitted by mail must be received no later than 11:59 p.m., New York Time, on April 20, 2026 to be voted at the Extraordinary General Meeting.

Separate voting materials will be mailed to the Company’s shareholders for a shareholder meeting with respect to the Initial Business Combination, to be held on a later date.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     The Company has engaged a proxy solicitor, Sodali & Co. (“Sodali”), for the Extraordinary General Meeting, to encourage voting by our shareholders. The total cost for the solicitation campaign is estimated at about $15,000, plus campaign services expenses. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the costs of solicitation. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Or email us at:
IPOD.info@investor.sodali.com

To obtain timely delivery, the Company’s shareholders must request the materials no later than April 14, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company’s shareholders to be held on April 21, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about March 27, 2026 to all shareholders of record of the Company as of March 12, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on April 21, 2026, at 11:00 a.m., New York Time, at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, NY 10022 and via live webcast at: https://www.cstproxy.com/duneacqii/2026. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, the Company’s shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” and an amendment to the Articles in the form set forth in Annex A to this proxy statement, to reflect the change of name of the Company; and

•        Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposal or if the Board determines that additional time is necessary to effectuate the Name Change.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares on March 12, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

On the Record Date, there were (i) 14,482,813 issued and outstanding Class A Shares, and (ii) 5,750,000 Class B Shares issued and outstanding.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Name Change Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary

General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, at the Extraordinary General Meeting of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Name Change Proposal and the Adjournment Proposal.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record, you may vote by mail or in person (including virtually). Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals to be presented at the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can give instruction to vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Name Change Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on April 20, 2026.

Voting at the Extraordinary General Meeting:    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals in person (including virtually). You can pre-register to attend the Extraordinary General Meeting in person (including virtually) starting April 16, 2026 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/duneacqii/2026, enter your control number, name and email address. Once you pre-register you can submit your proxies or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

You will receive a confirmation of your registration by email after the Company receives your registration materials.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on April 21, 2026, at 11:00 a.m., New York Time, at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, NY 10022 and via live webcast at: https://www.cstproxy.com/duneacqii/2026. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may submit another properly completed proxy by mail, telephone, or online (or voting instruction card if you hold your shares in street name) with a later date (provided it is received no later than 11:59 p.m., New York Time, on April 20, 2026);

•        you may notify us in writing to Dune Acquisition Corporation II, 12955 Biscayne Blvd Ste 200 PMB 616, Miami, FL 33181 before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting in person or via live webcast, revoke your proxy, and vote yourself, as indicated above. Simply attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Name Change Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in the Notice of Extraordinary General Meeting and this proxy statement.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call the proxy solicitor at: (800) 662-5200, or may send email to IPOD.info@investor.sodali.com. Bankers and brokers may call the proxy solicitor at: (203) 658-9400.

Proxy Solicitation Costs

The Company has engaged a proxy solicitor, Morrow to solicit proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. The Company and its directors, officers and employees may also solicit proxies on the internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The total cost for the solicitation campaign is estimated at about $15,000, plus campaign services expenses. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Dissenter’s Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the Name Change Proposal. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the Name Change Proposals.

RISK FACTORS

You should carefully consider all of the risks described in our IPO Prospectus, our Annual Report on Form 10-K filed with the SEC on March 13, 2026 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If the Adjournment Proposal is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Name Change Proposal, the chairman may not have the ability to adjourn the Extraordinary General Meeting to a later date in circumstances where such adjournment is necessary to permit such Name Change to be approved.

If the Adjournment Proposal is presented to the Extraordinary General Meeting and is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Name Change Proposal, the chairman may not have the ability to adjourn the Extraordinary General Meeting to a later date in order to solicit further votes. In such event, such Name Change will not be approved.

PROPOSAL NO. 1 — THE NAME CHANGE PROPOSAL

Overview

The Company is a special purpose acquisition company formed under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities. On May 8, 2025, the Company consummated the IPO of 12,500,000 Units, at $10.00 per Unit, generating gross proceeds of $125,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 2,000,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant in a private placement to the Old Sponsor, generating gross proceeds of $2,000,000. Each Unit consists of one Public Share and three-quarters of one Public Warrant. Each whole warrant entitles the holder to purchase one Class A Share at a price of $11.50 per share. Following the closing of the IPO, a total of $144,109,375 from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Private Placement Warrants was placed in the Trust Account.

As previously disclosed, on January 30, 2026, New Sponsor, the Company, Old Sponsor, and the Old Sponsor Members entered into the Purchase Agreement pursuant to which New Sponsor has agreed to purchase from the Old Sponsor, the Transferred Interests, for an aggregate purchase price of $2,000,000.

Reasons for the Name Change Proposal

The Company is proposing to amend the name of the Company to Collective Acquisition Corp. in connection with the New Management changes.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is approved.

If the Name Change Proposal is approved, the Company must file the special resolution and the Articles in the form of Annex A hereto with the Cayman Islands Registrar of Companies.

You are not being asked to vote on the Initial Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Initial Business Combination will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Initial Business Combination and the related right of the Company’s shareholders to redeem in connection with the Initial Business Combination will be the subject of a separate proxy statement/prospectus.

Vote Required for Approval

The approval of the Name Change Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Name Change Proposal is as follows:

“RESOLVED, as a special resolution, that:

(a)     subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Dune Acquisition Corporation II to Collective Acquisition Corp. with immediate effect (the “Name Change”); and

(b)    immediately following the Name Change, the Company adopt the Amended and Restated Memorandum and Articles of Association (the “Amended Articles”) in the form set forth in Annex A hereto in substitution for and to the exclusion of, the Company’s existing Articles, to reflect the Name Change.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the approval of the Name Change Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if approved, will allow the chairman to adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposal or if the Board determines that additional time is necessary to effectuate the Name Change.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposals or the Board determines that additional time is necessary to effectuate the Name Change be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Name Change, our board will approve and declare advisable the approval of the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

INFORMATION ON NEW MANAGEMENT

The following sets forth information regarding (i) the Company’s current officers and directors and (ii) the Company’s officers and directors following the Schedule 14f Change in Control Date. Except with respect to the Purchase Agreement, there is no agreement or understanding between the Company and each current or proposed officer or director pursuant to which he was selected as an officer or director.

Name	Age	Current Position	Position Following Change of Control
Carter Glatt	32	Chairman	Advisor
Michael Castaldy	48	Director	None
Ben Coates	55	Director	None
Jeron Smith	40	Director	None
Cecil White III	33	Director	None
Elliot Richmond	46	Chief Executive Officer and Chief Financial Officer	Chairman, Chief Executive Officer and Chief Financial Officer
David Bailin	66	None	Director
Jeremy Sziklay	43	None	Director

The experience of our current directors and executive officers is as follows:

Carter Glatt has served as our Chairman and Director since our inception. He served as our as our Chief Executive Officer since inception until February 2026. Mr. Glatt was Chief Executive Officer and Director of Dune Acquisition Corporation (“Dune I”) from June 2020 until December 2023. Mr. Glatt guided Dune I through its business combination with Global Gas Corporation (“Global Gas”) (OTC: HGAS), a nascent industrial gas project developer and supplier, which closed in December 2023. Mr. Glatt has served as the Chairman of Global Gas since December 2023. From May 2018 to April 2020, Mr. Glatt served as the Head of Corporate Development and Senior Vice President of GTY Technology Holdings Inc. (“GTY”) (Nasdaq: GTYH), a SaaS company that offers a cloud-based suite of solutions for the public sector. GTY was formerly a SPAC founded by the former chairmen of EMC Corporation, VMware, Inc. and Accenture PLC. In such role, Mr. Glatt oversaw, or was directly involved in, all M&A, joint venture, capital raising, investor relations and strategic alternatives efforts for GTY. Mr. Glatt’s SPAC expertise and operational leadership is complemented by his background in investment banking. He began his career at Barclays (NYSE: BCS), covering the financial technology, consumer retail and healthcare industries. Mr. Glatt holds a BA with Honors from Dartmouth College.

Michael Castaldy has been our Director since October 2024. He served as our Chief Financial Officer from October 2024 until February 2026. Mr. Castaldy was Chief Financial Officer and Director of Dune I from June 2020 until December 2023. Mr. Castaldy serves as Director and Chair of the Audit Committee of Global Gas. He has over thirty years of experience as a portfolio manager and currently serves as the Managing Partner of Diverse Partners, LP — which he co-founded in 2014 — a multi-strategy hedge fund that engages in a broad array of investment activities including IPO investing, SPAC investing, private transactions, and quantitative volatility trading. Through Diverse Partners, LP, Mr. Castaldy was involved in structuring the Dune I IPO and the GTY business combination and led venture rounds for SaaS, health tech, and infrastructure companies. Prior to co-founding Diverse Partners, LP, Mr. Castaldy was a proprietary trader at ECHOtrade, LLC for six years, trading U.S. equities and options. Prior to his time at ECHOtrade, LLC, Mr. Castaldy was the Senior Market Strategist at CAM Asset Management, LLC for five years. From 2019 to 2024, Mr. Castaldy also served as the Chief Financial Officer of Stak Corp, a software and infrastructure startup that has built a mobile platform to enhance service across the parking and EV charging sectors. Mr. Castaldy also serves as a board and management advisor to several startups. Mr. Castaldy attended the United States Military Academy at West Point, Hofstra University, and Quantic School of Business and Technology. He has postgraduate certificates in data science and machine learning. Mr. Castaldy’s qualifications to serve on our Board include his expertise in SPACs, deal sourcing, M&A structuring, and capital raising.

Ben Coates is a Director as of the date hereof. He is an experienced company director, global business manager and chief executive officer. Mr. Coates is currently a Director of Global Gas, serving as a member of the audit and risk committee and chair of the Nominating and Governance Committee, having been appointed in December 2023. From August 2021 to April 2023, Mr. Coates was a board member of F45 Training Holdings Inc. (“F45”) (NYSE: FXLV), where he served as a member of F45’s Audit Committee until July 2022, when he was appointed Interim Chief Executive Officer. Mr. Coates undertook a restructure and turnaround of the company on behalf of the board and shareholders, including a recapitalization. F45 operates over 2,000 fitness franchises in over 60 countries. Mr. Coates is currently a Director of Coolgardie Investments, a private investment company that he founded in 2006. Mr. Coates has actively worked with companies affiliated with Coolgardie since 2014 including as a partner with Prime Production, a global translation company based in the United Kingdom, a Director with National Civil Group, an Australian civil contracting business, and Glen Eden Pastoral, an Australian rural business, where he currently serves as a Director. From 2007 to 2014, Mr. Coates held various roles at National Australia Bank (“NAB”) at both the Australia and United Kingdom offices. From 2010 to 2014, Mr. Coates served as Director of Strategy for NAB Europe Ltd. From 2007 to 2010, he served as an Executive Director at NAB Private Wealth in Australia. Prior to joining NAB, Mr. Coates spent several years as General Manager, Funds Management at Hanover Group, where he was responsible for developing and managing the retail and wholesale fund raising activities, as well as chairing the compliance and risk management committee. Mr. Coates commenced his tertiary education studying Civil Engineering at the University of Sydney before completing his Master of Applied Finance at Macquarie University, and his Diploma of Financial Planning at Deakin University. He is also a graduate of the Australian Institute of Company Directors (GAICD). Mr. Coates’ qualifications to serve on our Board include his breadth of financial and public company management experience, including as a Director of Global Gas Corporation, Director and Interim Chief Executive Officer of F45, an investor and founder of Coolgardie Investments, and from prior roles with National Australia Bank.

Jeron Smith is a Director as of the date hereof. Mr. Smith was a Director of Dune I from June 2020 until December 2023. Mr. Smith serves as Director and Member of the Audit, Compensation, and Nominating Committees of Global Gas. Mr. Smith founded Unanimous Media with business partner Stephen Curry of the Golden State Warriors. Mr. Smith has served as the Chief Executive Officer of Unanimous since its inception. Unanimous develops and produces television, film and digital content. Unanimous launched in April 2018 in partnership with Sony Pictures Entertainment. In 2021, Mr. Smith partnered with Michael Jordan and his son, Jeffrey Michael Jordan, to found Heir Inc., an entertainment and tech venture geared towards athletes. In conjunction with Sony Pictures Entertainment, Mr. Smith is also a founder of The Incubation Lab, a culture-forward media incubator founded in 2019. Mr. Smith is a seasoned leader in brand management, helping spearhead the launch of Stephen Curry 30 Inc., as Chief Marketing Officer, from January 2017 to January 2019, and overseeing Mr. Curry’s holistic brand strategy and partnership portfolio. In his role at Stephen Curry 30 Inc., Mr. Smith developed an industry-leading benchmark formula for player marketing and engineered various prominent partnership deals. Prior to teaming up with Mr. Curry, Mr. Smith worked at the White House Office of Digital Strategy under President Barack Obama from 2015 to 2017, where he developed and implemented a comprehensive digital strategy for the Executive Office of the President including digital content, media partners, whitehouse.gov, as well as @whitehouse and @POTUS social media channels for specific policy initiatives. Before joining the White House, Mr. Smith served as a Brand Marketing Strategic Lead across several categories and territories at Nike Inc. While there, Mr. Smith leveraged the integrated marketing mix to launch and lead disruptive marketing campaigns. In 2015, Mr. Smith was recognized on Forbes’ 30 under 30 list for Marketing and Advertising and the Ad Age 40 Under 40 list, and his expertise in digital marketing is highlighted through his published research in the International Journal of Mobile Marketing. Mr. Smith holds a B.A. in Business Administration from Howard University, and Master’s degrees from Georgetown University and Columbia University. Mr. Smith’s qualifications to serve on our Board include his deal structuring, operational and marketing expertise.

Cecil White III is a Director as of the date hereof. Mr. White was a Director of Dune I from February 2023 until December 2023. Since November 2018, Mr. White has served as an Agent at William Morris Endeavor (WME) focused on business development for talent and properties. At WME, Mr. White has steered over 150 brand endorsements, equity-based partnerships, and sponsorships with some of the world’s fastest-growing companies, such as Tonal, Away Luggage, Talkspace, BodyArmor, Zeel, Asutra, HyperIce, Adidas, Jordan Brand, Gatorade, Beats by Dre, Lemon Perfect, Mercedes Benz, and others. In 2020, he co-founded The InvescoQQQ Legacy Classic, a new property headlined by a nationally-televised collegiate basketball showcase focused on spotlighting HBCU life & culture; the event is co-owned by Endeavor, Michael B. Jordan, Harris Blitzer Sports & Entertainment, and Horizon Media. Mr. White began his career as an Investment Banker at Barclays (NYSE: BCS) covering the consumer retail and healthcare industries. He was an Echols Scholar at the University of Virginia, where he received his Bachelor of Science in Commerce with concentrations in Finance, Management, and Business Analytics and a minor in African American studies. Cecil was listed on Forbes 30 Under 30 (2020) and Sports Business Journal’s New Voices Under 30 (2020). Mr. White’s qualifications to serve on our Board include his business development, financial and investment banking expertise.

Elliot Richmond is our Chief Executive Officer and Chief Financial Officer since February 2026 and will serve as the Chairman of the Board. He has served as President of Collective Capital Management LLC since January 2024. He was an Independent Director of Inflection Point Acquisition Corp. II, a special purpose acquisition company, from May 2023 until March 2025 when it completed its business combination with USA Rare Earth, Inc. From April 2021 to June 2023, he served as Chief Financial Officer and Director of Ahren Acquisition Corp. Mr. Richmond had a successful 20-year career in investment banking and was a Partner and Managing Director at Moelis & Company (from 2012 to 2019). Prior to joining Moelis & Company in 2011, Mr. Richmond was Director of Investment Banking, and Head of UK ECM, at Bank of America Merrill Lynch. Throughout his career, Mr. Richmond has advised on over $75 billion worth of mergers & acquisitions and equity offerings. He holds a B.Sc. in Economics from University College London.

The experience of our directors and executive officers following the Transaction:

Elliot Richmond is our Chief Executive Officer and Chief Financial Officer since February 2026 and will serve as the Chairman of the Board. He has served as President of Collective Capital Management LLC since January 2024. He was an Independent Director of Inflection Point Acquisition Corp. II, a special purpose acquisition company, from May 2023 until March 2025 when it completed its business combination with USA Rare Earth, Inc. From April 2021 to June 2023, he served as Chief Financial Officer and Director of Ahren Acquisition Corp. Mr. Richmond had a successful 20-year career in investment banking and was a Partner and Managing Director at Moelis & Company (from 2012 to 2019). Prior to joining Moelis & Company in 2011, Mr. Richmond was Director of Investment Banking, and Head of UK ECM, at Bank of America Merrill Lynch. Throughout his career, Mr. Richmond has advised on over $75 billion worth of mergers & acquisitions and equity offerings. He holds a B.Sc. in Economics from University College London. We believe that Mr. Richmond is qualified to serve on our Board because of his extensive experience in investment banking, mergers & acquisitions and equity offerings, and finance, as well as his prior experience as a chief financial officer.

David Bailin will serve as the director of the Company. He is the Founder and CEO of CIO Group, a wealth management firm serving the world’s most successful families, family offices and RIAs. Previously, Mr. Bailin served as the Chief Investment Officer and Global Head of Investments for Citi Wealth from January 2019 until May 2024. In these roles, he oversaw approximately $190 billion in client assets and was responsible for the firm’s global investment strategy, manager selection and asset management. Mr. Bailin joined Citi as a Managing Director in 2009. Prior to his tenure at Citi, he served as the Head of Alternative Investment Asset Management for Bank of America’s Global Wealth and Investment Management division. Mr. Bailin is a frequent commentator on global markets and investment strategy for major financial media, including CNBC, Bloomberg, and the Wall Street Journal. He holds a B.A. with honors from Amherst College and an M.B.A. with honors from Harvard Business School. We believe that Mr. Bailin is qualified to serve on our Board because of his extensive experience in investment strategy, alternative investments and asset management.

Jeremy Sziklay will serve as the director of the Company. He is a Co-Founder and Partner of UNCAP, an investment firm focused on digital assets and emerging technologies. He serves as the Chief Financial Officer of SPARK Neuro Inc., an applied neuroscience company that measures brain activity to quantify audience engagement, and the CFO of NEXUS, a global community founded to bridge communities of wealth and social entrepreneurship. Mr. Sziklay has deep expertise across fund management, business operations, and the legal and accounting sectors. Earlier in his career, he served as the Chief Investment Officer of a distressed asset fund with several hundred million dollars under management. He holds a degree in Finance and Accounting from Syracuse University and a Juris Doctor (J.D.) from Brooklyn Law School. We believe that Mr. Sziklay is qualified to serve on our Board because of his experience in entrepreneurship, fund management, business operations and accounting.

Director Independence

On the Schedule 14F Change in Control Date, Elliot Richmond, David Bailin and Jeremy Sziklay will be appointed to the Board with Mr. Richmond serving as the Chairman. The Company believes that each of David Bailin and Jeremy Sziklay will be considered independent at such time.

Family Relationships

There are no family relationships among the Company’s existing or incoming directors.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any existing or incoming director or executive officer, or any associate of any such director or officer is a party adverse to our Company, or has a material interest adverse to our Company.

Advisor

Carter Glatt will serve as Special Advisor to the Company. He has served as our Chief Executive Officer since inception through February 2026 and will have served as the Chairman from our inception through the Schedule 14F Change in Control Date. Mr. Glatt was Chief Executive Officer and Director of Dune I from June 2020 until December 2023. Mr. Glatt guided Dune I through its business combination with Global Gas, a nascent industrial gas project developer and supplier. Mr. Glatt has served as the Chairman of Global Gas since December 2023. From May 2018 to April 2020, Mr. Glatt served as the Head of Corporate Development and Senior Vice President of GTY, a SaaS company that offers a cloud-based suite of solutions for the public sector. GTY was formerly a SPAC founded by the former chairmen of EMC Corporation, VMware, Inc. and Accenture PLC. In such role, Mr. Glatt oversaw, or was directly involved in, all M&A, joint venture, capital raising, investor relations and strategic alternatives efforts for GTY. Mr. Glatt’s SPAC expertise and operational leadership is complemented by his background in investment banking. He began his career at Barclays (NYSE: BCS), covering the financial technology, consumer retail and healthcare industries. Mr. Glatt holds a BA with Honors from Dartmouth College. Mr. Glatt’s qualifications to serve on our Board include his expertise in SPACs, deal sourcing, M&A structuring, and capital raising.

Our Advisor (i) assists us in sourcing and negotiating with potential Business Combination targets, (ii) provides business insights when we assess potential Business Combination targets and (iii) upon our request, provides business insights as we work to create additional value in the businesses that we acquire. However, our Advisor has no written advisory agreement with us. Additionally, our Advisor has no other employment or compensation arrangements with us. Moreover, our Advisor is not under any fiduciary obligations to us nor does our Advisor perform Board or committee functions, nor does our Advisor have any voting or decision-making capacity on our behalf. Our Advisor is also not required to devote any specific amount of time to our efforts. Accordingly, if our Advisor becomes aware of a Business Combination opportunity that is suitable for any of the entities to which our Advisor has fiduciary or contractual obligations (including other blank check companies), our Advisor will honor their fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We may modify or expand our roster of advisors as we source potential Business Combination targets or create value in businesses that we may acquire.

Number and Terms of Office of Officers and Directors

Our board of directors will consist initially of three members and will be divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. Prior to the closing of our initial business combination, only holders of our Class B Shares will be entitled to vote on the appointment and removal of directors or continuing our company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend our constitutional documents or to adopt new constitutional documents, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of our public shares will not be entitled to vote on such matters during such time. These provisions of our Articles relating to these rights of holders of Class B Shares may be amended by a special resolution passed by the affirmative vote of at least 90% (or, where such amendment is proposed in respect of the consummation of our initial business combination, two-thirds) of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the company. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, which will be Mr. David Bailin, will expire at our first annual general meeting. The term of office of the second class of directors, which will be Mr. Jeremy Sziklay, will expire at the second annual general meeting. The term of office of the third class of directors, which will be Mr. Elliot Richmond, will expire at the third annual general meeting.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our Articles.

Committees of the Board of Directors

Our Board of Directors has two standing committees: the audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Subject to phase-in rules, the Nasdaq Rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below.

Audit Committee

We have established the Audit Committee of the Board of Directors. Upon the Schedule 14F Change in Control Date, the audit committee will consist of David Bailin and Jeremy Sziklay, each of whom will be an independent director under the Nasdaq’s listing standards.

Each member of the audit committee is financially literate and our board of directors has determined that David Bailin and Jeremy Sziklay each qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted a charter of the Audit Committee, which details the principal functions of the Audit Committee, including:

•        assisting with Board oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our internal audit function and independent registered public accounting firm; the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and discussing our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities;

Our Audit Committee meets at least four times per year on a quarterly basis, or more frequently as required.

Compensation Committee

We have established the Compensation Committee of our Board of Directors. Upon the Schedule 14F Change in Control Date, the compensation committee will consist of David Bailin and Jeremy Sziklay, each of whom will be an independent director under Nasdaq’s listing standards.

We have adopted a charter of the Compensation Committee, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to Board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting Management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser or entity. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser or entity, including the factors required by Nasdaq and the SEC. Our Compensation Committee meets as often as necessary to carry out its responsibilities.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Director Nominations

We do not have a standing nominating committee though we would form a corporate governance and nominating committee as and when required to do so by law or the Nasdaq Rules. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the independent directors may recommend a director nominee for selection by our Board of Directors. Our Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for appointment at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for appointment to our Board of Directors should follow the procedures set forth in our Articles.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders. Prior to our initial Business Combination, our Public Shareholders do not have the right to recommend director candidates for nomination to our Board of Directors.

Board Leadership Structure and Role in Risk Oversight

After the Schedule 14f Change in Control Date, Mr. Richmond will serve as the Chairman of our Board and as our Chief Executive Officer and Chief Financial Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. Our Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and our stockholders. Currently, we believe that it is in the best interest of the Company and its stockholders to combine these roles due to the small size of the Company. While the Company does not have a lead independent director, each current member of the Board aside from the Chairman is independent.

The Board administers its risk oversight function directly and through its committees. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our Company and the steps we take to manage them. In addition, our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs.

Meetings of the Board of Directors

One meeting of the Board of Directors of the Company was held during 2025. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which that director served.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, applicable to our directors, officers and employees (the “Code of Ethics”). You will be able to review this document by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics and the charters of the committees of our board of directors will be provided without charge upon request from us. See the section of this prospectus entitled “Where You Can Find Additional Information.” If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Trading Policies

On May 8, 2025, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the applicable Nasdaq Rules (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is included as Exhibit 19.1 to our 2025 Form 10-K and is incorporated herein by reference.

Employee, Officer and Director Hedging

We do not have any practices or policies regarding hedging.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC has also adopted the SEC Clawback Rule that directs national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On May 8, 2025, our Board of Directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), in order to comply with the SEC Clawback Rule, and the Nasdaq Rules, as set forth in Nasdaq Listing Rule 5608 (the “Nasdaq Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the SEC Clawback Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Nasdaq Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

The foregoing description of the Clawback Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Clawback Policy, a copy of which is included as Exhibit 97.1 to our 2025 Form 10-K and is incorporated herein by reference.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the current fiscal year, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except that Collective Acquisition Sponsor LLC was late in filing its Form 3 in February 2026.

Communications with our Board

We do not have a formal process for security holders to send communications to the Board. However, our directors take great interest in the concerns of shareholders. Security holder communications may be sent to:

Dune Acquisition Corporation II
12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181
Attention: Elliot Richmond, Chief Executive Officer
or email us at: ccaq@ccmacq.com

Executive Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us as of the date of this proxy statement.

Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor Parties, executive officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination are made from funds held outside the Trust Account. Other than quarterly Audit Committee review of such reimbursements, we do not have any additional controls in place governing our reimbursement or payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination.

We are not prohibited from paying any fees (including advisory fees), reimbursements or cash payments to our Sponsor Parties, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial Business Combination, including the following payments, all of which, if made prior to the completion of our initial Business Combination, have been and will continue to be paid from funds held outside the Trust Account:

•        Repayment of up to an aggregate of $150,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses pursuant to that certain unsecured promissory note in the principal amount of up to $150,000 issued to our Old Sponsor, originally issued on September 30, 2024 and as restated and amended on February 27, 2025 (the “IPO Promissory Note”). As of December 31, 2025, the IPO Promissory Note had been paid in full and borrowings under the IPO Promissory Note are no longer available

•        Reimbursement for office space, utilities and secretarial and administrative support made available to us by an affiliate of our Old Sponsor, and subsequently New Sponsor, in an amount equal to $15,000 per month through the earlier of consummation of the initial Business Combination and our liquidation, pursuant to the Administrative Services Agreement, dated May 6, 2025, which we originally entered into with an affiliate of our Old Sponsor, for office space, utilities and secretarial and administrative support, and the obligations of the Old Sponsor thereunder was assumed by our New Sponsor pursuant to the Joinder to Administrative Services Agreement executed and delivered by our New Sponsor on February 5, 2026 (the “Administrative Services Agreement”);

•        Payment of consulting, success or finder fees to our independent directors or our Advisor or their respective affiliates in connection with the consummation of our initial Business Combination;

•        We may engage our New Sponsor or an affiliate of our New Sponsor as an advisor or otherwise in connection with our initial Business Combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial Business Combination; and

•        Repayment of working capital loans that may be made by our New Sponsor or an affiliate of our New Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination (the “Working Capital Loans”). Up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such Working Capital Loans.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to the members of our management team. The amount of such compensation may not be known at the time of the proposed Business Combination, because the directors of the post-Business Combination business will be responsible for determining executive officer and director compensation.

Any compensation to be paid to our executive officers will be determined, or recommended to the Board of Directors for determination, either by the Compensation Committee, which consists solely of independent directors, or by a majority of the independent directors on our Board of Directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with the post-Business Combination company after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with the post-Business Combination company after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management team to remain with the post-Business Combination company after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 27, 2024, the Old Sponsor paid $25,000 to cover offering costs in consideration of 6,900,000 founder shares (the “Founder Shares”). On April 22, 2025, the number of outstanding Founder Shares was reduced to 5,750,000. Following and as a result of the reduction of Founder Shares, the Old Sponsor is deemed to have purchased the Founder Shares for $0.004 per share.

The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 14,375,000 Units if the over-allotment option was exercised in full, and therefore that such Founder Shares would represent approximately 28.4% of the issued and outstanding Ordinary Shares after the IPO. Up to 750,000 Founder Shares were to be surrendered for no consideration depending on the extent to which the over-allotment option was exercised. On May 8, 2025, the over-allotment option was exercised in full and such Founder Shares are no longer subject to forfeiture.

Pursuant to the Private Placement Warrants Purchase Agreement, dated May 6, 2025, which we entered into with our Old Sponsor, the Old Sponsor purchased an aggregate of 2,000,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $2,000,000 in the private placement that closed simultaneously with our IPO. Each Private Placement Warrant entitles the holder thereof to purchase one Class A Ordinary Share at $11.50 per share. The Private Placement Warrants are identical to the Public Warrants included as part of the Units sold in our IPO, subject to certain limited exceptions as described in the IPO Prospectus, including certain transfer restrictions. If we do not complete our initial Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants (and underlying securities) are identical to the Public Warrants sold in the IPO.

On January 30, 2026, we, the New Sponsor, the Old Sponsor, the Sponsor Member, the Non-Managing Members, and the Non-Managing Investors entered into the New Sponsor Purchase Agreement pursuant to which New Sponsor agreed to purchase from the Sponsor the Transferred Interests, an aggregate of (i) 4,475,000 Class B Ordinary Shares and (ii) 1,000,000 Private Placement Warrants, for an aggregate purchase price of $2,000,000 paid in cash at closing.

Pursuant to the Purchase Agreement, if a definitive business combination agreement is not entered into by the option date, May 7, 2026 (the “Option Date”), the Sponsor Member shall be entitled to the repurchase right, to repurchase the Transferred Interests from the New Sponsor for a purchase price of $2,000,000 (the “Repurchase Right”). The Repurchase Right may be exercised only during the option period, commencing on the Option Date and ending at 5:00 p.m., New York City time, on the date that is five (5) days after the Option Date (the “Option Period”), by delivery of written notice of exercise to the New Sponsor in accordance with the terms set forth in the Purchase Agreement. If the Sponsor Member does not exercise the Repurchase Right within the Option Period, the Repurchase Right shall automatically terminate and be of no further force or effect.

Prior to or in connection with the completion of our initial Business Combination, there may be payment by us to each of the New Sponsor and its elected directors and officers (the “New Sponsor Parties”), and our advisor, or our or their respective affiliates, of a finder’s fee, advisory fee, consulting fee or success fee for any services they render in order to effectuate the completion of our initial Business Combination, which, if made prior to the completion of our initial Business Combination, will be paid from funds held outside the Trust Account.

Pursuant to the Administrative Services Agreement, commenced on May 6, 2025, through the earlier of consummation of the initial Business Combination and our liquidation, we pay an aggregate of $15,000 per month for office space, utilities, and secretarial and administrative support. For the period from September 13, 2024 (inception) through December 31, 2024, we incurred and paid $20,000 in fees for these services pursuant to the Administrative Services Agreement. Pursuant to the New Sponsor Purchase Agreement and the Joinder to the Administrative Services Agreement, such monthly payments are being made to the New Sponsor.

On September 30, 2024, the Old Sponsor agreed to loan us an aggregate of up to $150,000 to cover expenses related to the IPO as pursuant to the IPO Promissory Note. Such IPO Promissory Note was amended and restated on February 27, 2025. This loan was non-interest-bearing and payable on the earlier of June 30, 2025, or the date on which we consummated the IPO. We repaid all the outstanding balance of the IPO Promissory Note at the closing of the IPO on November 18, 2024. At the time of the IPO, the Company had borrowed $150,000 under the IPO Promissory Note. Such IPO Promissory Note was repaid in full at the close of the IPO and borrowings under the IPO Promissory Note are no longer allowed.

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the New Sponsor or an affiliate of the New Sponsor or certain of our officers and directors may, but are not obligated to, loan us Working Capital Loans as may be required on a non-interest basis. If we complete an initial Business Combination, we would repay such Working Capital Loans unless they are converted into warrants, as described below. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such Working Capital Loans, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except as set forth above, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such Working Capital Loans. Prior to the completion of our initial Business Combination, we do not expect to seek loans from parties other than the New Sponsor or an affiliate of the New Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Each of the New Sponsor Parties, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee reviews, on a quarterly basis, all payments that were made to each of the New Sponsor Parties and to their respective affiliates. Any such payments prior to an initial Business Combination, including any of the foregoing payments to the New Sponsor, repayments of loans from the New Sponsor or repayments of Working Capital Loans, have been and will continue to be made using funds held outside the Trust Account.

After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Pursuant to the Registration Rights Agreement, dated May 6, 2025 (the “Registration Rights Agreement”), which we originally entered into with the Old Sponsor, and our New Sponsor has agreed to be a party thereto pursuant to the Joinder to the Registration Rights Agreement executed and delivered by our New Sponsor on February 5, 2026, the holders of the (i) Founder Shares, (ii) Private Placement Warrants and (iii) warrants that may be issued upon conversion of Working Capital Loans (and in each case holders of their underlying securities, as applicable) have registration rights to require us to register a sale of any of our securities held by them and any other securities of our Company acquired by them prior to the consummation of our initial Business Combination (in the case of the Founder Shares, only after conversion to our Class A Shares). The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial Business Combination. Notwithstanding anything to the contrary, Clear Street LLC (“Clear Street”) may only make a demand on one occasion and only during the five-year period beginning on the date the sales for the IPO commenced. In addition, Clear Street may participate in a “piggy-back” registration only during the seven-year period beginning on the date the sales for the IPO commenced. We will bear the expenses incurred in connection with the filing of any such registration statements.

The Old Sponsor and its elected directors and officers (the “Old Sponsor Parties”) and the New Sponsor Parties have also entered into the Letter Agreement, dated May 6, 2025, by and among the SPAC, its executive officers, its directors and the Sponsor (the “Letter Agreement”), with us, pursuant to which, they have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial Business Combination within the Combination Period. However, if any of the Old Sponsor Parties or the New Sponsor Parties acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial Business Combination within the Combination Period.

Additionally, pursuant to the Letter Agreement, each of the New Sponsor Parties will not propose any amendment to our Articles (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity, in each case, unless we provide our Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any, divided by the number of then outstanding Public Shares.

Policy for Approval of Related Party Transactions

The Audit Committee of our Board of Directors will adopt a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or officers or any person who has served in such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act.

Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our Code of Ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and its shareholders and (v) if the related party is a director or an immediate family member of a director, the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

We are not prohibited from paying any fees (including advisory fees), reimbursements or cash payments to our Sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial Business Combination, including the following payments, all of which, if made prior to the completion of our initial Business Combination, will be paid from funds held outside the trust account:

•        Repayment of up to an aggregate of $150,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•        Reimbursement for utilities and secretarial and administrative support made available to us by our Sponsor in an amount equal to $15,000 per month;

•        Payment of consulting, success or finder fees to our officers, independent directors, officers, advisors, consultants or their respective affiliates in connection with and prior to the consummation of our initial Business Combination;

•        We may engage our Sponsor or an affiliate of our Sponsor as an advisor or otherwise in connection with our initial Business Combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial Business Combination; and

•        Repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. Up to $1,500,000 of such loans may be convertible into private placement warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of March 27, 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•        each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 20,232,813 shares of our Ordinary Shares, consisting of (i) 14,482,813 Class A Shares and (ii) 5,750,000 Class B Shares, issued and outstanding as of March 12, 2026. On all matters to be voted upon, except for (x) the appointment and removal of directors of the Board and (y) continuing our Company in a jurisdiction outside the Cayman Islands, holders of the Class A Shares and Class B Shares vote together as a single class, unless otherwise required by applicable law. Only holders of Class B Shares have the right to vote on the appointment and removal of directors prior to the completion of our initial Business Combination and on a vote to continue our Company in a jurisdiction outside of the Cayman Islands. Currently, all of the Class B Shares are convertible into Class A Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as such Private Placement Warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner	Class A Shares		Class B Shares		Approximate Percentage of Total Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Collective Acquisition Sponsor LLC(1)(2)(3)	—	—	4,475,000	77.8%	—
Elliot Richmond(1)(2)(3)	—	—	4,475,000	77.8%	—
David Bailin(1)	—	—	—	—	—
Jeremy Sziklay(1)	—	—	—	—	—
Ben Coates(4)	—	—	—	—	—
Jeron Smith(4)	—	—	—	—	—
Cecil White III(4)	—	—	—	—	—

All officers and directors as a group (five person)	—	—	5,750,000	77.8%	28.4%

Other 5% Shareholders
Dune Acquisition Holdings II LLC(2)(4)(5)	—	—	1,275,000	22.2%	6.30%
Magnetar Parties(6)	850,000	5.87%	—	—	4.20%
Aristeia Capital, L.L.C.(7)	1,100,000	7.60%	—	—	5.44%
Tenor Parties(8)	1,000,000	6.90%	—	—	4.94%

____________

(1)      The principal business address for this shareholder is c/o Collective Acquisition Sponsor LLC, 12955 Biscayne Blvd Ste 200 PMB 616, Miami, FL 33181

(2)      Interests shown consist solely of Founder Shares, classified as Class B Shares. Such shares will (unless otherwise provided in our initial Business Combination agreement) automatically convert into Class A Shares concurrently with or immediately following the consummation of our initial Business Combination, and may be converted at any time prior to our initial Business Combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)      Collective Acquisition Sponsor LLC, the New Sponsor, is the record holder of such Class B Shares. Mr. Richmond is the sole managing member of the New Sponsor and holds voting and investment discretion with respect to the Class B Shares held of record by the New Sponsor. Mr. Richmond disclaims any beneficial ownership of the securities held by the New Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      The principal business address for this shareholder is c/o Dune Acquisition Holdings II LLC, 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401.

(5)      Dune Acquisition Holdings II LLC, the Old Sponsor, is the record holder of such Class B Shares. Mr. Glatt is the sole managing member of the Old Sponsor and holds voting and investment discretion with respect to the Class B Shares held of record by the Old Sponsor. Mr. Glatt disclaims any beneficial ownership of the securities held by the Old Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(6)      The reported position is according to a Schedule 13G filed with the SEC on August 8, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the Magnetar Funds”): (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Magnetar Waterfront Series A LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      The reported position is according to a Schedule 13G filed with the SEC on August 14, 2025. The principal business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, Suite 300, Greenwich, Connecticut 06830.

(8)      The reported position is according to a Schedule 13G filed with the SEC on May 30, 2025 by (i) Tenor Capital Management Company, L.P., a Delaware limited partnership (“Tenor Capital”), (ii) Tenor Opportunity Master Fund, Ltd., a Cayman Islands exempted company (“Tenor Opportunity”), (iii) Robin Shah, a citizen of the United States (“Mr. Shah”, collectively with Tenor Capital and Tenor Opportunity, the “Tenor Parties”), in connection with Public Shares held by Tenor Opportunity. Tenor Capital serves as the investment manager to the Opportunity. Mr. Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the Tenor Parties may be deemed to have shared voting and dispositive power with respect to the Public Shares owned directly by the Tenor Opportunity. The principal business address of each of the Tenor Parties is 810 Seventh Avenue, Suite 1905, New York, New York 10019.

SHAREHOLDER PROPOSALS

If the Initial Business Combination is consummated before the end of year 2026, the Company expects its annual general meeting would be held at a future date to be determined by the post-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual general meeting following the completion of the Initial Business Combination. You should direct any proposals to us at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, you must give timely notice of the nomination or the matter, in writing, to us pursuant to the governing documents of the post-combination company.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Dune Acquisition Corporation II
12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181
Attention: Elliot Richmond, Chief Executive Officer
ccaq@ccmacq.com
Tel: (561) 489-2062

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. The information incorporated by reference into this proxy statement is deemed to be part of this proxy statement, and any information filed with the SEC after the date of this proxy statement will automatically be deemed to update and supersede information contained herein.

The following documents previously filed with the SEC are incorporated by reference in this proxy statement:

•        The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 13, 2026.

We also incorporate by reference all additional documents that we file with the Securities and Exchange Commission under the terms of Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are made after the date of this proxy statement but prior to the date of the Extraordinary General Meeting.

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should assume that the information appearing in this proxy statement is accurate only as of the date of this proxy statement. Our business, financial condition, results of operations and prospects may have changed since that date.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for the purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. The modifying or superseding statement need not state it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement is not an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You may request, and we will provide you with, a copy of these filings, at no cost, by calling us at (561) 489-2062 or by writing to us at the following address:

Dune Acquisition Corporation II
12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181
Attention: Elliot Richmond, Chief Executive Officer
ccaq@ccmacq.com

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Dune Acquisition Corporation II
12955 Biscayne Blvd Ste 200 PMB 616
Miami, FL 33181
Attention: Elliot Richmond, Chief Executive Officer
or email us at: ccaq@ccmacq.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by April 14, 2026, five business days prior to the initial scheduled date of the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

Annex A

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

COLLECTIVE ACQUISITION CORP.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

COLLECTIVE ACQUISITION CORP.

1.      The name of the Company is Collective Acquisition Corp.

2.      The registered office of the Company will be situated at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, Cayman Islands, KY1-1106 or at such other place in the Cayman Islands as the Directors may from time to time decide.

3.      The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object that is not prohibited by the laws of the Cayman Islands.

4.      The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

5.      The share capital of the Company is US$22,100.00 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6.      The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7.      Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

COLLECTIVE ACQUISITION CORP.

1.           INTERPRETATION

1.1         In these Articles, Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

Affiliate: means, with respect to a Person, any other person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person, and (a) in the case of a natural person, shall include such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, or a corporation, a company, a partnership or other entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a corporation, a company, a partnership or other entity which directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such entity. The term Affiliated has meaning correlative to the foregoing;

Applicable Law: means, with respect to any Person, all applicable provisions of all constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, and any orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority;

Articles: means these articles of association of the Company;

Audit Committee: means the audit committee of the board of Directors of the Company formed pursuant to the Articles, or any successor committee;

Auditor: means the Person for the time being performing the duties of auditor of the Company (if any);

Business Combination: means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or assets (the target business), which Business Combination: (a) as long as the securities of the Company are listed on a Designated Stock Exchange, must occur with one or more target businesses or assets with a fair market value equal to at least 80 per cent of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount held in trust) at the time of signing the definitive agreement to enter into such Business Combination; and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations;

business day: means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City;

Clearing House: means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction;

Class A Share: means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company;

Class B Share: means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company;

Class B Share Conversion: means the conversion of Class B Shares in accordance with Article 17;

Company: means the above named company;

Company’s Website: means the website of the Company and/or its web-address or domain name (if any);

Compensation Committee: means the compensation committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee;

Control: means with respect to a Person, the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty per cent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms Controlled and Controlling have meanings correlative to the foregoing;

Designated Stock Exchange: means any national securities exchange or automated system on which the Company’s securities are listed for trading, including The Nasdaq Global Market;

Directors: means the directors for the time being of the Company;

Dividend: means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles;

Electronic Communication: means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the United States Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors;

Electronic Record: has the same meaning as in the Electronic Transactions Act;

Electronic Transactions Act: means the Electronic Transactions Act (2003 Revision) of the Cayman Islands;

Equity-linked Securities: means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt;

Founders: means the Sponsor and all Members immediately prior to the consummation of the IPO;

Governmental Authority: means any nation or government or any province or state or any other political subdivision thereof, or any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, tribunal, government authority, agency, department, board, commission or instrumentality or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization;

Indemnified Person: has the meaning ascribed to such term in Article 48.1;

Independent Director: has the same meaning as in the rules and regulations of the Designated Stock Exchange and/or the US Exchange Act, as the case may be;

Initial Conversion Ratio: has the meaning ascribed to such term in Article 17.1;

IPO: means the Company’s initial public offering of securities;

IPO Redemption: has the meaning given to it in Article 53.4;

Management: has the meaning given to it in Article 54.1;

Member: has the same meaning as in the Statute;

Memorandum: means the memorandum of association of the Company;

Nominating and Corporate Governance Committee: means the nominating and corporate governance committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee;

Officer: means a person appointed to hold an office in the Company;

Ordinary Resolution: means a resolution:

(a)         passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)         approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members;

Ordinary Shares: means together the Class A Shares and Class B Shares;

Over-Allotment Option: means the option of the Underwriter to purchase up to an additional 15 per cent of the units issued in the IPO;

Person: means any individual, corporation, company, limited liability company, partnership, limited partnership, exempted limited partnership, proprietorship, association, joint venture, institution, public benefit corporation, exempted company, firm, trust, estate or other enterprise or entity (whether or not having a separate legal personality) or Governmental Authority or any of them as the context so requires, other than in respect of a Director or Officer of the Company in which circumstances Person shall mean any individual or entity permitted to act as such in accordance with the laws of the Cayman Islands;

Preference Share: means a preference share of a par value of US$0.0001 in the share capital of the Company;

Public Share: means a Class A Share issued as part of the units issued in the IPO;

Redemption Notice: means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein;

Redemption Price: has the meaning given to it in Article 53.4;

Register of Members: means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members;

Registered Office: means the registered office for the time being of the Company;

Representative: means a representative of the Underwriter;

Seal: means the common seal of the Company and includes every duplicate seal;

SEC: means the United States Securities and Exchange Commission;

Share: means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company;

Share Premium Account: means the share premium account established in accordance with the Articles and the Statute;

Special Resolution: subject to Article 30.4 and Article 50.4, has the same meaning in the Statute, and includes a unanimous written resolution;

Sponsor: Collective Acquisition Sponsor LLC;

Statute: means the Companies Act (As Revised) of the Cayman Islands;

Treasury Share: means a Share held in the name of the Company as a treasury share in accordance with the Statute;

Trust Account: means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of the private placement of the private placement warrants simultaneously with the closing date of the IPO, will be deposited;

Underwriter: means an underwriter of the IPO from time to time and any successor underwriter; and

US Exchange Act: means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

1.2         In these Articles:

(a)         words importing the singular number include the plural number and vice versa;

(b)         words importing the masculine gender include the feminine gender;

(c)         words importing persons include corporations and any other legal or natural persons;

(d)         “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)         “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)          references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)         any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)         the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)          headings are inserted for reference only and shall be ignored in construing the Articles;

(j)          any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)         any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)          sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)        the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(n)         the term “holder” in relation to a Share means a Person whose name is entered in the Register of Members as the holder of such Share;

(o)         reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(p)         reference to a dollar or dollars or USD or US$ or $ and to a cent or cents is reference to dollars and cents of the United States of America.

2.           COMMENCEMENT OF BUSINESS

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2         The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.           ISSUE OF SHARES AND OTHER SECURITIES

3.1         Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such Persons, at such times and on such other terms as they think proper, and may also (subject to the

Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued.

3.3         The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO (or, if such date is not a business day, the following business day) unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4         The Company shall not issue Shares to bearer.

4.           REGISTER OF MEMBERS

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2         The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5.           CLOSING OF REGISTER OF MEMBERS OR FIXING RECORD DATE

5.1         For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, by any means in accordance with the requirements of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2         In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3         If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6.           CERTIFICATES FOR SHARES

6.1         A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other Person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2         The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one Person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3         If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4         Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other Person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5         Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7.           TRANSFER OF SHARES

7.1         Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option or warrant.

7.2         The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8.           REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1         Subject to the provisions of the Statute and the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may:

(a)         issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company in such manner and upon such other terms as the Directors may determine before the issuance of the Shares; and

(b)         purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may determine and agree with the relevant Member.

8.2         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.3         With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 53;

(b)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 53; and

(c)         Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration on a pro-rata basis to the extent that the over-allotment option is not exercised in full so that the Founders will own 28.4 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO).

8.4         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.5         Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the Redemption Notice.

8.6         The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

8.7         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.8         The Directors may accept the surrender for no consideration of any fully paid Share (including any redeemable share).

9.           TREASURY SHARES

9.1         The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2         The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10.         VARIATION OF SHARE RIGHTS

10.1       Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class (other than with respect to a waiver of the provisions of the Article in respect of Class B Share Conversion hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class). For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least one-third of the issued Shares of the class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Members who are present shall form a quorum) and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2       For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3       The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11.         COMMISSION ON SALES OF SHARES

The Company may, in so far as the Statute permits, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12.         NON-RECOGNITION OF TRUSTS

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13.         LIEN ON SHARES

13.1       The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other Person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2       The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the Person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3       To give effect to any such sale the Directors may authorise any Person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4       The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the Person entitled to the Shares at the date of the sale.

14.         CALLS ON SHARES

14.1       Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment)

pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2       A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3       The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4       If a call remains unpaid after it has become due and payable, the Person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5       An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6       The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7       The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8       No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15.         FORFEITURE OF SHARES

15.1       If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the Person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2       If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3       A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any Person the Directors may authorise some Person to execute an instrument of transfer of the Share in favour of that Person.

15.4       A Person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5       A certificate in writing under the hand of one Director or Officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all Persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer)

constitute a good title to the Share and the Person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6       The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16.         TRANSMISSION OF SHARES

16.1       If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only Persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2       Any Person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some Person nominated by him registered as the holder of such Share. If he elects to have another Person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that Person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be.

16.3       A Person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to have some Person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17.         CLASS B SHARE CONVERSION

17.1       The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to Article 10 (Variation of Share Rights), Article 30 (Appointment and Removal of Directors) and Article 50 (Transfer by Way of Continuation)) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article 17. Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the Initial Conversion Ratio): (a) at any time and from time to time at the option of the holder thereof; and (b) automatically at the time of the closing of the Business Combination.

17.2       Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 28.4 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company. The number of Class A Shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, approximately 28.4% of the sum of (i) the total number of all Class A Shares outstanding upon the completion of the offering (including any Class A Shares issued pursuant to the underwriters’ over-allotment option and excluding the Class A Shares underlying the private placement warrants issued to the Sponsor), plus (ii) all Class A Shares and Equity-Linked Securities issued or deemed issued in connection with our initial business combination (excluding any shares or Equity-Linked Securities issued, or to be issued, to any seller in the initial business combination and any private placement-equivalent warrants issued to the Sponsor or any of its affiliates or to our officers and directors upon conversion of working capital loans) minus (iii) any redemptions of Class A Shares by public shareholders in connection with an initial business combination.

17.3       Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 10 (Variation of Share Rights) hereof.

17.4      The foregoing conversion ratio shall also be adjusted to account for any share capitalisations, subdivision (by share split, subdivision, exchange, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding share capitalisation, subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.5       Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.6       References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.7       Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18.         AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALTERATION OF CAPITAL

18.1       The Company may by Ordinary Resolution:

(a)         increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)         convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)         by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)         cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2       All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3       Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 30.4, the Company may by Special Resolution:

(a)         change its name;

(b)         alter or add to the Articles;

(c)         alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)         reduce its share capital or any capital redemption reserve fund.

19.         OFFICES AND PLACE OF BUSINESS

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20.         GENERAL MEETINGS

20.1       All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2       The Company may, but shall not (unless required by the Statute or, for so long as any Shares are traded on a Designated Stock Exchange) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3       The Directors or the chairman of the board of Directors may, whenever they think fit, call general meetings.

20.4       Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than one hundred and twenty calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than thirty days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21.         NOTICE OF GENERAL MEETINGS

21.1       At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under the Articles, entitled to receive such notices from the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2       The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22.         PROCEEDINGS AT GENERAL MEETINGS

22.1       No business shall be transacted at any general meeting unless a quorum is present. Save as otherwise provided by the Articles, one or more Members holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting, or if a corporation or other non-natural person by its duly authorized representative or proxy shall form a quorum.

22.2       A Person may participate at a general meeting by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other. Participation by a Person in a general meeting in this manner is treated as presence in person at that meeting.

22.3       A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4       If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5       The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any Person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6       If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7       The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8       When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.9       A resolution put to the vote of the meeting shall be decided on a poll.

22.10     If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.11     A poll shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.12     In the case of an equality of votes the chairman of the general meeting shall be entitled to a second or casting vote.

22.13     A poll on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

23.         VOTES OF MEMBERS

23.1       Subject to any rights or restrictions attached to any Shares (including as set out at Article 30.4), every Member who being an individual is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote for every Share of which he is the holder.

23.2       In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3       A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other Person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other Person may vote by proxy.

23.4       No Person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5       No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6       Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7       A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24.         PROXIES

24.1       The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non-natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2       The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the Person named in the instrument proposes to vote.

24.3       The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4       The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5       Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25.         CORPORATE MEMBERS

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

26.         CLEARING HOUSES

If a Clearing House (or its nominee(s)), being a corporation, is a Member it may authorise such Person or Persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same powers on behalf of the clearing house (or its nominee(s)) which he represents as if such Person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

27.         SHARES THAT MAY NOT BE VOTED

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

28.         DIRECTORS

28.1       The Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one (exclusive of alternate Directors) and the maximum number of Directors shall be unlimited.

28.2       The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

29.         POWERS OF DIRECTORS

29.1       Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of the Directors at which a quorum is present may exercise all powers exercisable by the Directors.

29.2       All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Directors shall determine by resolution.

29.3       The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

29.4       The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29.5       The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in general meeting.

30.         APPOINTMENT AND REMOVAL OF DIRECTORS

30.1       Subject to Article 30.2, the Company may by Ordinary Resolution appoint any Person to be a Director or may by Ordinary Resolution remove any Director. The Directors may appoint any Person to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

30.2       Prior to the consummation of a Business Combination, only holders of Class B Shares will have the right to vote on the election and the removal of Directors pursuant to Article 30.1. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

30.3       At the time of or following the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

30.4       Prior to the closing of a Business Combination, Article 30.2 may only be amended by a Special Resolution passed by holders of a majority of at least ninety per cent of the Shares which, being entitled to do so, are voted in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

31.         VACATION OF OFFICE OF DIRECTOR

The office of a Director shall be vacated if:

(a)         the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)         the Director absents himself (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)         the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)         the Director is found to be or becomes of unsound mind; or

(e)         all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors; or

(f)          the Director is removed from office pursuant to any other provision of the Articles.

32.         PROCEEDINGS OF DIRECTORS

32.1       The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

32.2       Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting of the Directors shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his or her own vote.

32.3       A Person may participate in a meeting of the Directors or any committee of Directors by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other at the same time. Participation by a Person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

32.4       A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of his appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

32.5       A Director may, or other Officer of the Company on the direction of a Director, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

32.6       The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

32.7       The Directors may elect a chairman of their board and determine the period for which he or she is to hold office, but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

32.8       Subject to any regulations imposed on it by the Directors, including where the Directors have designated a chairman of the committee, a committee appointed by the Directors may elect a chairman of its meetings and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the committee members present may choose one of their number to be chairman of the meeting.

32.9       A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any committee meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

32.10     All acts done by any meeting of the Directors or of a committee of the Directors (including any Person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such Person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

32.11     A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

33.         PRESUMPTION OF ASSENT

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the Person acting as the chairman of the meeting before the adjournment thereof or shall forward such dissent by registered post to such Person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.

34.         DIRECTORS’ INTERESTS

34.1       A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

34.2       A Director or alternate Director may act by himself or by, through or on behalf of his firm, in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

34.3       A Director or alternate Director may be or become a director or other Officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or Officer of, or from his interest in, such other company.

34.4       No Person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

34.5       A general notice that a Director or alternate Director is a shareholder, director, Officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

35.         MINUTES

35.1       The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.

36.         DELEGATION OF DIRECTORS’ POWERS

36.1       The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (if established)); any committee so formed shall in the exercise of the powers so delegated conform to any conditions that may be imposed on it by the Directors. The Directors may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

36.2       The Directors may establish any committees, local boards or agencies or appoint any Person to be a manager or agent for managing the affairs of the Company and may appoint any Person to be a member of such committees, local boards or agencies and such Person need not be a Director or Officer of the Company. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

36.3       The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (if established) shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

36.4       The Directors may by power of attorney or otherwise appoint any Person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

36.5       The Directors may by power of attorney or otherwise appoint any company, firm, Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

36.6       The Directors may from time to time appoint any Person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, a chairman, chief executive officer, president, chief operating officer, chief financial officer, vice-presidents, secretary, assistant secretaries, treasurer or any other officers as may be determined by the Directors), for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by resolution of the Directors or by the Company by Ordinary Resolution. An Officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

37.         ALTERNATE DIRECTORS

37.1       Any Director (but not an alternate Director) may by writing appoint any other Director, or any other Person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him.

37.2       An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors (except where such written resolution of the Directors have been signed by the appointing Director), and generally to perform all the functions of his appointor as a Director in his absence.

37.3       An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

37.4       Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

37.5       Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

38.         NO MINIMUM SHAREHOLDING

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed, a Director is not required to hold Shares.

39.         REMUNERATION OF DIRECTORS

39.1       The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

39.2       The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his remuneration as a Director.

40.         SEAL

40.1       The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one Person who shall be either a Director or Officer of the Company or other Person appointed by the Directors for the purpose.

40.2       The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

40.3       A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

41.         DIVIDENDS, DISTRIBUTIONS AND RESERVE

41.1       Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the Share Premium Account or as otherwise permitted by law.

41.2       Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

41.3       The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

41.4       The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

41.5       Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

41.6       The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

41.7       Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such Person and to such address as such holder or joint holders may in writing direct.

Every such cheque or warrant shall be made payable to the order of the Person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

41.8       No Dividend or other distribution shall bear interest against the Company.

41.9       Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

42.         CAPITALISATION

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the Share Premium Account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any Person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

43.         SHARE PREMIUM ACCOUNT

43.1       The Directors shall in accordance with the Statute establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

43.2       There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Statute, out of capital.

44.         BOOKS OF ACCOUNT

44.1       The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

44.2       The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

44.3       The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

45.         AUDIT

45.1       The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

45.2       If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy.

45.3       Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

45.4       Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Company.

45.5       Without prejudice to the freedom of the Directors to establish any other committee, if any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other compentent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the board of Directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee (if one exists) shall meet at least once every financial quarter, or more frequently as circumstances dictate.

45.6       If any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

45.7       The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists) or otherwise by the Directors.

45.8       Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

46.         NOTICES

46.1       Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). For so long as any of the Shares are traded on a Designated Stock Exchange, notice must also be served in accordance with the requirements of the Designated Stock Exchange. Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s Website.

46.2       Where a notice is sent by:

(a)         courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)         post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)         cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)         e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)         placing it on the Company’s Website, service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

46.3       A notice may be given by the Company to the Person or Persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the Persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

46.4       Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every Person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other Person shall be entitled to receive notices of general meetings.

47.         WINDING UP

47.1       If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)         if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)         if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

47.2       If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

48.         INDEMNITY AND INSURANCE

48.1       Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

48.2       The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

48.3       The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such Person in respect of any negligence, default, breach of duty or breach of trust of which such Person may be guilty in relation to the Company.

49.         FINANCIAL YEAR

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

50.         TRANSFER BY WAY OF CONTINUATION

50.1       Subject to Article 50.2, if the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

50.2       Prior to the consummation of a Business Combination, only holders of Class B Shares will have the right to vote on the Company registering by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands pursuant to Article 50.1. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the Company registering by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

50.3       At the time of or following the consummation of a Business Combination, if the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

50.4       Prior to the closing of a Business Combination, Article 50.2 may only be amended by a Special Resolution passed by holders of a majority of at least ninety per cent of the Shares which, being entitled to do so, are voted in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

51.         MERGERS AND CONSOLIDATIONS

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

52.    DISCLOSURE

The Directors, Officers of the Company or any authorised service providers (including the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any Designated Stock Exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register of Members and books of the Company.

53.         BUSINESS COMBINATION

53.1       Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

53.2       Prior to the consummation of any Business Combination, the Company shall either:

(a)         submit such Business Combination to the Members for approval; or

(b)         provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

53.3       If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the US Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the US Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the US Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the SEC.

53.4       Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 20 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

53.5       A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

53.6       In the event that the Company does not consummate a Business Combination by 15 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

53.7       In the event that any amendment is made to the Articles:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 15 months after the date of the closing of the IPO, or such later time as the Members may approve in accordance with the Articles, or

(b)         with respect to any other provision relating to Members’ rights or pre-Business Combination activity, of the Articles relating to the rights of holders of Class A Shares,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

53.8       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

53.9       After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)         receive funds from the Trust Account; or

(b)         vote as a class with Public Shares on a Business Combination.

53.10     As long as the securities of the Company are listed on a Designated Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes or working capital and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

53.11     A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

53.12     The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

54.         BUSINESS OPPORTUNITIES

54.1       To the fullest extent permitted by Applicable Law, no individual serving as a Director or an officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

54.2       Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or officer who is also a member of Management acquires knowledge.

54.3       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

55.         EXCLUSIVE JURISDICTION AND FORUM

55.1       Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)         any derivative action or proceeding brought on behalf of the Company;

(b)         any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(c)         any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

(d)         any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognized under the laws of the United States of America).

55.2       Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

55.3       Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

55.4       This Article 55 shall not apply to any action or suits brought to enforce any liability or duty created by the United States Securities Act of 1933, as amended, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet – QUICK 2026 DUNE ACQUISITION CORPORATION II Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., New York Time, on April 20, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/duneacqii/2026. Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this FOR AGAINST ABSTAIN 1. Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Dune Acquisition Corporation II” to “Collective Acquisition Corp.” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (as may be amended from time to time) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change the name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”). FOR AGAINST ABSTAIN 2. Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Name Change Proposal or if the Company’s Board of Directors (the “Board”) determines that additional time is necessary to effectuate the Name Change. This proposal is referred to as the “Adjournment Proposal”. CONTROL NUMBER Signature Signature, if held jointly Date , 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officers, please give title as such.

2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting to be held on April 21, 2026 To view the Proxy Statement and to attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/duneacqii/2026. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DUNE ACQUISITION CORPORATION II The undersigned appoints Elliot Richmond as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Dune Acquisition Corporation II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), held of record by the undersigned at the close of business on March 12, 2026 at the extraordinary general meeting to be held on April 21, 2026, at 11:00 a.m., New York Time, at the offices of Reed Smith LLP, our legal counsel, at 599 Lexington Ave, New York, New York 10022 and virtually via live webcast at https://www.cstproxy.com/duneacqii/2026 or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)